DECS TRUST V





Semiannual Report
June 30, 2000







Trustees
  Donald J. Puglisi, Managing Trustee
  William R. Latham III
  James B. O'Neill



Administrator, Custodian, Transfer Agent and Paying Agent
  The Bank of New York
  5 Penn Plaza
  New York, New York 10001

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DECS Trust V is a Delaware business trust that is registered as a closed-end management investment company under the Investment Company Act. The trust was formed in 1999 for the purpose of issuing the DECS and carrying out the transactions described below and will terminate on August 15, 2002 or on a date shortly afterward (referred to below as the "exchange date"). The DECS are securities that represent all of the beneficial interest in the trust's assets.

The trust issued and sold 5,000,000 DECS in August 1999 at a price of $19.125 per DECS and used the net proceeds to purchase a fixed portfolio comprised of a series of zero- coupon U.S. Treasury securities maturing quarterly during the term of the trust and prepaid forward purchase contracts with four entities holding common stock of Crown Castle International Corp. (the "sellers"). The DECS are designed to provide investors with a higher current yield than they could obtain by owning Crown Castle common stock (Crown Castle currently does not pay dividends on its common stock), while at the same time giving them a chance to share in the increased value of Crown Castle common stock if its price goes up.

The trust is required to make a quarterly cash distribution of $0.3466 per DECS on each February 15, May 15, August 15 and November 15, representing the pro rata portion of maturing Treasury STRIPS held by the trust. The last cash distribution from the assets of the trust will be made on August 15, 2002, at which time all of the Treasury securities held by the trust will have matured. On the exchange date the trust will be required to distribute to holders of DECS between 0.84736 and 1.0 shares of Crown Castle common stock for each DECS owned. The number of shares will be adjusted if Crown Castle splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur. The trust will not deliver fractions of a share of Crown Castle common stock. Holders who would receive a fraction of a share of Crown Castle common stock (based on all DECS owned), will instead receive the cash value of the fraction.

If, at the exchange date, the average closing price of the Crown Castle common stock for the 20 trading days immediately preceding the exchange date (the "exchange price") is greater than $22.57, the trust will be obligated to deliver
0.84736 shares of Crown Castle common stock per DECS; if the exchange price is greater than $19.125 and less than or equal to $22.57, the trust will be obligated to deliver a fraction of a share of Crown Castle common stock having a value at the exchange price equal to $19.125; and if the exchange price is less than or equal to $19.125, the trust will be obligated to deliver one share of Crown Castle common stock per DECS regardless of the market price of the common stock. Thus, if the exchange price of the Crown Castle common stock on the exchange date is above $22.57, the investor will receive 84.736% of the appreciation in market value of Crown Castle common stock above $22.57. If the exchange price is greater than $19.125 but less than or equal to $22.57, the investor will receive none of the appreciation in market value, and if the exchange price is $19.125 or less, the investor will realize the entire loss on the decline in market value of the Crown Castle common stock.

Under their prepaid forward purchase contracts with the trust, each seller has the option to deliver cash to the trust instead of shares of Crown Castle common stock. If a seller decides to deliver cash, holders of DECS will receive the cash value of the Crown Castle common stock they would have received under that seller's contract instead of the shares themselves. In addition, each seller may elect to deliver cash instead of Crown Castle common stock by completing an offering of securities to refinance the DECS (a "rollover offering"). If a seller decides to make a rollover offering, it may extend the exchange date under its prepaid forward purchase contract to November 15, 2002. Any sellers that have elected to extend the exchange date to November 15, 2002 also have the option of later accelerating the exchange date to between August 15, 2002 and November 15, 2002. The sellers must deliver the cash due under their prepaid forward purchase contracts, together with an additional amount of cash to be distributed as an additional distribution to the holders of the DECS in respect of the period between August 15, 2002 and the exchange date as so extended or accelerated, by the fifth business day after the extended or accelerated exchange date.

This is only a summary of certain provisions and features of the DECS and is not a complete statement of their terms. For a more complete description of the terms of these securities, you should refer to the trust's prospectus dated August 6, 1999. A copy of this prospectus may be found in the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system at http://www.sec.gov.

DECS TRUST V                                                                   3
Statement of Assets and liabilities
June 30, 2000
(Unaudited)
--------------------------------------------------------------------------------


ASSETS

Investments, at value (cost $88,022,211)                          $  163,424,197
Cash                                                                       2,405
Prepaid expenses                                                         172,012
                                                                  --------------

        TOTAL ASSETS                                              $  163,598,614
                                                                  --------------

LIABILITIES

Unearned expense reimbursement                                           172,012
                                                                  --------------


        NET ASSETS                                                $  163,426,602
                                                                  ==============


COMPOSITION OF NET ASSETS

DECS, no par value;
  5,000,006 shares issued and outstanding (Note 9)                $   88,024,616
   Unrealized appreciation of investments                             75,401,986
                                                                  --------------

        NET ASSETS                                                $  163,426,602
                                                                  ==============

        NET ASSET VALUE PER DECS
          ($143,775,090/5,000,006 SHARES OUTSTANDING)             $        32.69
                                                                  ==============


   The accompanying notes are an integral part of these financial statements.

DECS TRUST V                                                                                          4
Schedule of Investments
June 30, 2000
(Unaudited)
--------------------------------------------------------------------------------------------------------


                                              Par         Maturity                               Market
Securities Description                       Value          Date              Cost               Value
----------------------                       -----          ----              ----               -----

UNITED STATES GOVERNMENT SECURITIES

United States Treasury STRIPS            $  1,734,000      08/15/00      $  1,722,424      $   1,722,850
United States Treasury STRIPS               1,734,000      11/15/00         1,698,988          1,698,488
United States Treasury STRIPS               1,734,000      02/15/01         1,675,356          1,676,709
United States Treasury STRIPS               1,734,000      05/15/01         1,651,757          1,647,508
United States Treasury STRIPS               1,734,000      08/15/01         1,628,331          1,621,862
United States Treasury STRIPS               1,734,000      11/15/01         1,604,820          1,596,216
United States Treasury STRIPS               1,734,000      02/15/02         1,580,839          1,577,801
United States Treasury STRIPS               1,734,000      05/15/02         1,557,871          1,551,410
United States Treasury STRIPS               1,734,000      08/15/02         1,534,114          1,531,174
                                         ------------                    ------------      -------------

                                         $ 15,606,000                      14,654,500         14,624,018
                                         ============

FORWARD PURCHASE CONTRACTS
  5,000,006 shares of Crown Castle
    Common Stock                                                           73,367,711         148,800,179
                                                                         ------------      --------------
        TOTAL                                                            $ 88,022,211      $  163,424,197
                                                                         ============      ==============


   The accompanying notes are an integral part of these financial statements.

DECS TRUST V                                                                               5
Statement of Operations
For the six months ended June 30, 2000
(Unaudited)
--------------------------------------------------------------------------------------------


INTEREST INCOME                                                                 $    444,806

EXPENSES:
     Administrative fees and expenses                            $  19,114
     Legal fees                                                      3,325
     Audit fees                                                     12,500
     Trustees' fees                                                  5,951
     Other expenses                                                  3,073
                                                                 ---------

          TOTAL FEES AND EXPENSES                                   43,963

Expense reimbursement                                              (43,963)
                                                                 ---------

          TOTAL EXPENSES - NET                                                             -
                                                                                ------------

          NET INVESTMENT INCOME                                                      444,806

          NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS                    22,673,165
                                                                                ------------

          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 23,117,971
                                                                                ============



   The accompanying notes are an integral part of these financial statements.

DECS TRUST V                                                                                  6
Statements of Changes in Net Assets
For the six months ended June 30, 2000 and the period from August 11, 1999
(Commencement of Operations) to December 31, 1999
(Unaudited)
-----------------------------------------------------------------------------------------------

                                                                Six months         Period ended
                                                                   ended           December 31,
                                                               June 30, 2000           1999
                                                               -------------           ----

OPERATIONS:
     Net investment income                                     $     444,806      $     395,405
     Net change in unrealized appreciation of investments         22,673,165         52,728,821
                                                               -------------      -------------

          NET INCREASE IN NET ASSETS FROM OPERATIONS              23,117,971         53,124,226
                                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                          (444,806)          (395,405)
     Return of capital                                            (3,021,653)        (1,414,831)
                                                               -------------      -------------

          TOTAL DISTRIBUTIONS                                     (3,466,459)        (1,810,236)
                                                               -------------      -------------


CAPITAL SHARES TRANSACTION: (Note 9)
     Gross proceeds from the sale of 5,000,000 DECS                                  95,625,000
       Less:
          Selling commissions and offering expenses                                  (3,164,000)
                                                                                  -------------
          NET INCREASE IN NET ASSETS FROM CAPITAL
            SHARES TRANSACTIONS                                                      92,461,000
                                                                                  -------------

          NET INCREASE IN NET ASSETS FOR THE PERIOD               19,651,512        143,774,990

          NET ASSETS, BEGINNING OF PERIOD                        143,775,090                100
                                                               -------------      -------------

          NET ASSETS, END OF PERIOD                            $ 163,426,602      $ 143,775,090
                                                               =============      =============


   The accompanying notes are an integral part of these financial statements.

DECS TRUST V                                                                   7
Notes to Financial Statements
(Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION

     DECS Trust V ("Trust") was established on April 22, 1999 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Act"). In August 1999, the Trust sold DECS (each, a "DECS") to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933 and the Act. The Trust used the proceeds to purchase a portfolio comprised of stripped U.S. Treasury securities and to pay the purchase price for forward purchase contracts for shares of Common Stock of Crown Castle International Corp. (the "Company") from four stockholders of the Company (the "Sellers"). Each DECS represents between 0.84736 and 1.00 shares of Crown Castle Common Stock. The Common Stock, or its cash equivalent, is deliverable pursuant to the contracts on August 15, 2002 and the Trust will thereafter terminate.

     Pursuant to the Administration Agreement between the Trust and The Bank of New York (the "Administrator"), the Trustees have delegated to the Administrator the administrative duties with respect to the Trust.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Trust, which are in conformity with accounting principles generally accepted in the United States of America.

     VALUATION OF INVESTMENTS
     The U.S. Treasury STRIPS are valued at the mean of the bid and ask price at the close of the period. Amortized cost is calculated using the effective interest method. The forward purchase contracts are valued at the mean of the bid prices received by the Trust at the end of each period from two independent broker-dealer firms unaffiliated with the Trust who are in the business of making bids on financial instruments similar to the contracts and with terms comparable thereto, or if such bid quotations are not available, as determined in good faith by the Trustees.

     INVESTMENT TRANSACTIONS
     Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned and consists of accrual of discount. Realized gains and losses are accounted for on the specific identification method.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DECS TRUST V                                                                   8
Notes to Financial Statements
(Unaudited)
--------------------------------------------------------------------------------

3.   DISTRIBUTIONS

     DECS holders are entitled to receive distributions from the maturity of U.S. Treasury STRIPS of $1.3866 per annum or $.34665 per quarter (except for the first distribution on November 15, 1999 which was $.36205). For the six months ended June 30, 2000, the total distribution to shareholders was $3,466,459. The distribution includes return of capital and net investment income of $3,021,653 and $444,806, respectively.

4.   PURCHASES AND SALES ON INVESTMENT

     Purchases and maturities of U.S. Treasury STRIPS for the six months ended June 30, 2000 totaled $0 and $3,468,000, respectively. There were no other purchases or sales of such investments during the period.

5.   TRUSTEES' FEES

     Each of the three Trustees has been paid a one-time, up front fee of $10,800 for his services during the life of the Trust. The Managing Trustee has been paid an additional one-time, up-front fee of $3,600 for serving in such capacity. The total prepaid fees of $36,000 have been paid by the Trust's sponsor.

6.   INCOME TAXES

     The Trust is treated as a grantor trust for Federal income tax purposes; accordingly, no provision is required for such taxes.

     As of June 30, 2000, net unrealized appreciation of investments, based on cost for Federal income tax purposes of $88,022,211, aggregated $75,401,986, consisting of gross unrealized appreciation and depreciation of investments of $75,434,246, and $32,260, respectively.

7.   EXPENSES

     The Trust sponsor has paid each of the Administrator, the Custodian, and the Paying Agent, and each Trustee, at the close of the offering of the DECS a one-time up-front amount, and, in the case of the Administrator, anticipated expenses of the Trust over the term of the trust. The Trust Sponsor has agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent.

DECS TRUST V                                                                   9
Notes to Financial Statements
(Unaudited)
--------------------------------------------------------------------------------

8.   FORWARD PURCHASE CONTRACTS

     The Trust has acquired and holds forward purchase contracts with four shareholders of the Company and paid them $73,367,711 in connection therewith. Pursuant to such contracts, the Sellers are obligated to deliver to the Trust a specified number of shares of Crown Castle Common Stock on August 15, 2002 (the "Exchange Date") so as to permit the holders of the DECS to exchange on the Exchange Date each of their DECS for between .84736 and 1.00 shares of Common Stock, or the cash equivalent.

     Offering expenses of $314,000 were paid by the Sellers. This amount has been recorded as a reduction in the cost of the forward contracts.

     The forward purchase contracts held by the Trust at June 30, 2000 are summarized as follows:

                                       Exchange       Cost of         Contract       Unrealized
                                         Date        Contracts          Value       Appreciation
                                         ----        ---------          -----       ------------

Crown Castle Common Stock Forward
Purchase Contracts                     08/15/02    $ 73,367,711    $ 148,800,179    $ 75,432,468
                                                   ============    =============    ============

     The Sellers obligations under the forward purchase contracts are collateralized by shares of Crown Castle Common Stock which are being held in the custody of the Trust's Custodian, The Bank of New York. At June 30, 2000, the Custodian held 5,000,000 shares with an aggregate value of $182,500,000.


9.   CAPITAL SHARE TRANSACTIONS

     During the offering period, the Trust sold 5,000,000 DECS to the public and received net proceeds of $92,461,000 ($95,625,000 less sales commissions and offering expenses of $3,164,000). As of June 30, 2000 there were 5,000,006 DECS issued and outstanding.

DECS TRUST V                                                                  10
Financial highlights
(Unaudited)
--------------------------------------------------------------------------------

The Trust's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Trust's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts.

                                                                                          For the period
                                                                                         August 11, 1999
                                                                                          (commencement
                                                                  For the six           of operations) to
                                                                  months ended             December 31,
                                                                 June 30, 2000                 1999
                                                                 -------------                 ----


Net asset value, beginning of period                               $   28.75                $   18.55 *

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                  .09                      .08
  Unrealized gain on investments                                        4.54                    10.54
                                                                   ---------                ---------
  Net increase in net asset value                                       4.63                    10.62

LESS: DISTRIBUTIONS
  Distribution from income                                              (.09)                    (.08)
  Return of capital                                                     (.60)                    (.28)
                                                                   ---------                ---------
  Total distributions                                                   (.69)                    (.36)

CAPITAL SHARE TRANSACTIONS:
  Offering costs                                                                                 (.06)
                                                                                            ---------
  Ending net asset value                                           $   32.69                $   28.75
                                                                   =========                =========
  Ending market value **                                           $   32.69                $   28.75
                                                                   =========                =========

Total investment return  (2)                                           16.47 %                  69.65 %

Ratios/Supplemental data
  Ratio of expenses to average net assets:                                                                       %
    Before reimbursement (1)                                             .06 %                    .11 %
    After reimbursement (1)                                              .00 %                    .00 %
  Ratio of net investment income to average net assets:
    Before reimbursement (1)                                             .52 %                    .75 %
    After reimbursement (1)                                              .58 %                    .85 %
Net assets, end of period (in thousands)                           $ 163,427                $ 143,775

----------
(1)  Annualized
(2) The total return based on market value measures the Trust's performance assuming investors purchased shares at market value as of the beginning of the period, reinvested dividends and other distributions at market value, and then sold their shares at the market value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Trust. The total return for a period of less than one year is not annualized.
*    Net proceeds  less selling  commissions  and  offering  expenses  ($.63 per share)
**   Closing price on NASDAQ at end of year.